EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 25, 2024 by and between Achieve Life Sciences, Inc., a Delaware corporation (the “Company”) and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (the “Lender”).

RECITALS

WHEREAS, the Company and the Lender are parties to that certain 2024 Contingent Convertible Debt Agreement of even date herewith, as amended or otherwise modified or supplemented and in effect from time to time (the “Loan Agreement”); and

WHEREAS, Company and the Lender desire to provide for certain rights of registration under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the Conversion Shares (as defined in the Loan Agreement).

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1. Registration Rights.

1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” has the meaning given in Rule 501 promulgated under the Securities Act.

(b) “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

(c) “Commission” means the United States Securities and Exchange Commission.

(d) “Common Stock” means the Company’s common stock, par value $0.001.

(e) “Effectiveness Date” means the 60th day following the Filing Date; provided that, in the event that (x) such day would fall during the period between the time when the Company has filed its Annual Report on Form 10-K but has not yet filed its definitive proxy statement for its annual meeting of stockholders or (y) the Registration Statement is reviewed by the Commission, “Effectiveness Date” shall mean the 90th day following the Filing Date.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g) “Filing Date” means thirty (30) days after the date of this Agreement.

(h) “Holder” means a Conversion Right Holder.

(i) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(j) [reserved].

(k) “Registrable Securities” means 100% of the maximum number of the Conversion Shares issued and issuable upon conversion of all Associated Debt pursuant to the Loan Agreement; provided, however, that Registrable Securities shall not include any securities of the Company that have previously been registered and remain subject to a currently effective registration statement or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Section 1 are not assigned.

(l) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(m) “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(n) “Shares” means shares of Common Stock.

1.2 Resale Registration.

(a) The Company will prepare and file with the Commission, not later than the Filing Date, a registration statement (the “Registration Statement”) covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, as the case may be, in which case the Registration Statement shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by Holders holding an aggregate of at least a majority of the Registrable Securities on a fully diluted basis) substantially the “Plan of Distribution” attached hereto as Annex A. The Company shall use commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act as soon as possible and, in any event, by the Effectiveness Date. The Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the mutual reasonable agreement of the Company and the Holders (the “Effectiveness Period”).

(b) The Company shall prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable provide the Holders true and complete copies of all such comments and other correspondence from and to the Commission relating to the Registration Statement; (iv) file the final prospectus pursuant to Rule 424 of the Securities Act no later than two (2) Business Days following the date the Registration Statement is declared effective by the Commission; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of Shares then registered in the Registration Statement, the Company shall, upon the request of a majority of the Holders, as soon as reasonably practicable, file, and use its reasonable best efforts to cause to be declared effective, an additional registration statement covering the resale of not less than the number of such Registrable Securities (and such additional registration statement shall be deemed to be a “Registration Statement” for all purposes hereof, excluding Section 1.2(a)).

(d) The Company shall bear and pay all costs and expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Holder, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Holders; provided, that the Company shall pay the reasonable fees and disbursements, not to exceed $50,000, of one (1) counsel or advisor for the Holders (and designated by Holders of a majority of the participating Registrable Securities) to review and comment on the Registration Statement. The Company covenants it will provide the proposed Registration Statement to Holders and such counsel at least five (5) business days before filing for their review and comment.

(e) If at any time there is not an effective Registration Statement covering all of the Registrable Securities, then the Company shall notify each Holder in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, (iii) on any registration form which does not permit resale registration, or (iv) pursuant to which the only Common Stock being registered are issuable upon the conversion of debt securities that are also being registered). In the event the Holder desires to include in any such registration statement the resale registration of all or any part of the Registrable Securities held by such Holder, the Holder shall within five (5) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Registrable Securities such Holder wishes to register for resale in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company such Holder shall nevertheless continue to have the right to include the resale registration of Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein. The Company shall have the right to terminate or withdraw any registration statement initiated by it under this Section 1.2, regardless if any Holder has elected to include Registrable Securities in such registration statement.

(f) Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to effect, or to take any action to effect, a registration pursuant to Section 1.2(a):

(i) if the Company has and maintains an effective Registration Statement on Form S-3ASR that provides for the resale of an unlimited number of securities by selling stockholders, including all Registrable Securities of all Holders (a “Company Registration Shelf”); or

(ii) during the period forty-five (45) days prior to the Company’s good faith estimate of the date of filing of a Company Registration Shelf.

1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and to keep such Registration Statement effective during the Effectiveness Period (except as otherwise provided in Section 1.2);

(b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(c) Furnish to each Holder, at no cost or expense to such Holder, such numbers of copies of a prospectus, including a preliminary prospectus, and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (provided that the Company would not be required to print such prospectuses if readily available to Holder from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov); the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Holder in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(d) (i) Use commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities’ or blue sky laws of such jurisdictions as shall be reasonably requested by any Holder, (ii) use commercially reasonable efforts to keep each such registration and qualification effective during the Effectiveness Period (subject to Section 1.3(m)) and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in each such jurisdiction of such shares owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such states or jurisdictions and (iv) use all reasonable efforts to cause the securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of any Holder, in which case the Company will cooperate in all reasonable respects with the filing of the applicable Registration Statement and the granting of such approvals, as may be necessary to enable any Holder to consummate the disposition of such shares;

(e) Promptly notify each Holder holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, within one business day, (i) of the effectiveness of such registration statement, or (ii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) Cause all such Registrable Securities to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(g) Provide a transfer agent and registrar for all Registrable Securities a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement.

(h) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(i) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(j) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which may be in electronic form) representing the Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends in accordance with Section 2(b), and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may reasonably request in connection with any sale of Registrable Securities;

(k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, as reasonably determined by the Company’s counsel) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder covenants and agrees that it will not sell any Registrable Securities pursuant to the Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 1.3(h) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 1.3(e).

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 1.3(e), such Holder will forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 1.3(h), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(l) In connection with each registration of shares to be sold by Holders, the Company will, in accordance with customary practice, make available for inspection by representatives of the selling Holders and any counsel or accountant retained by such Holders all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers, employees, outside counsel and accountants of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with their due diligence exercise, including through in-person meetings, but subject to customary privilege constraints.

(m) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) determines to be in the Company’s best interest not to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines to be in the Company’s best interest not to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company’s annual reports and audited financial statements on Forms 10-K, then the Company may (x) postpone or suspend filing of a Registration Statement for a period not to exceed ninety (90) consecutive days or (y) postpone or suspend effectiveness of a Registration Statement for a period not to exceed ninety (90) consecutive days; provided that the Company may not postpone or suspend effectiveness of a Registration Statement under this Section 1.3(m) for more than one hundred twenty (120) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive ninety (90) day periods arising out of the same set of facts, circumstances or transactions.

1.4 Furnish Information. It shall be a condition precedent to the Company’s obligations to effect the registration of Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities in substantially the form attached to this Agreement as Annex B.

1.5 [Reserved]

1.6 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and its respective Affiliates, directors, officers, shareholders, members, general and limited partners, advisory board members, employees, trustees, managers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls any Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective Affiliates, directors, officers, shareholders, agents, members, general and limited partners, advisory board members, employees, trustees, managers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person and their respective heirs, personal representatives, successors and assigns (collectively, “Covered Persons”), against any losses, claims, damages, liabilities, expenses and judgments (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act, other federal or state securities law or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse such persons, as and when incurred, for any legal or other documented expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities, expenses or judgments (or actions in respect thereof), arise out of or are based upon any of the following (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or in any document incorporated by reference therein (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, any other applicable laws of any state or country in which such shares are offered or any rule or regulation promulgated under the Securities Act, the Exchange Act, any state securities law or any other applicable laws of any state or country in which such shares are offered; and the Company will pay any legal or other documented expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable to any Covered Person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished by such Covered Person expressly for use in connection with such registration by any such Holder or controlling person.

(b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any other Holder selling securities in such registration statement and any controlling person of any such other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Registration Statement; and each such Holder will pay any legal or other documented expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable and documented fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d) If the indemnification provided for in Sections 1.6(a) and 1.6(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any Holder be required to contribute an amount in excess of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(e) If a claim for indemnification under Section 1.6(a) or 1.6(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the transactions contemplated by the Loan Agreement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 1.6(c), any reasonable and documented attorneys’ or other reasonable and documented fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 1.6(e) in excess of the gross proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 1, and otherwise.

(g) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to applicable law.

1.7 Reports Under Securities Exchange Act. With a view to making available the benefits of certain rules and regulations of the Commission, including Rule 144, that may at any time permit the Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or Form S-3, the Company agrees to use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (except to the extent such reports and documents are available on EDGAR), and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

1.8 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned, but only with all related obligations, by any Lender or Conversion Right Holder to another Lender or Conversion Right Holder, provided that the Company is furnished with written notice stating the name and address of such transferee or assignee and such transferee or assignee, if not already a party hereto, agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

1.9 Filing Obligations. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act, annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable such Person to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

1.10 Limitation. Notwithstanding anything to the contrary herein, the obligations of the Company to register Registrable Securities under this Agreement shall terminate as to any Holder in respect of such Holder’s right to include Registrable Securities in a Company registration pursuant to Section 1.2(e), if, as of the date the Company would be required to deliver written notice of such registration to such Holder, either (a) the aggregate number of Registrable Securities then issued and issuable to such Holder and to such Holder’s Affiliates, together with all other Shares then held beneficially and/or of record by such Holder and its Affiliates, does not exceed seven percent (7%) of the Company’s then-total Shares issued and outstanding (calculated including all such Registrable Securities and other Shares), or (b) the Company and such Holder mutually reasonably agree that all Registrable Securities then issued and issuable to such Holder and its Affiliates may then be sold by such Holder without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144.

2. Legend.

(a) Each certificate representing Shares held by the Holder shall be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(b) The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Shares represented thereby, if, unless otherwise required by state securities laws, (i) such Shares have been sold under an effective registration statement under the Securities Act, (ii) subject to Section 1.9, in connection with a sale, assignment or other transfer, the Holder provides the Company with an opinion of counsel, reasonably acceptable to the Company, to the effect that such sale, assignment or transfer is being made pursuant to an exemption from the registration requirements of the Securities Act, or (iii) the Holder provides the Company with reasonable assurance that the Shares are being sold, assigned or transferred pursuant to Rule 144 or Rule 144A under the Securities Act.

3. Miscellaneous.

3.1 Governing Law. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Santa Clara County, California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Santa Clara County, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.2 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

3.3 Remedies. Except as otherwise provided in Section 3.2 above, in the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, and each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

3.4 No Inconsistent Agreements. The Company has not entered into, and shall not enter into on or after the date of this Agreement, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

3.5 No Piggyback on Registrations for Other Securities. Neither the Company nor any of its security holders may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

3.6 Waivers and Amendments. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Holders holding at least a majority of the Registrable Securities then outstanding. No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this Section 3.6 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

3.7 Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. This agreement may not be assigned by the Company without the consent Holders holding at least a majority of all then-outstanding Registrable Securities.

3.8 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

3.9 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand, by overnight courier, fee prepaid, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail, addressed (a) if to a Holder, at such Holder’s address, facsimile number or electronic mail address set forth in the Loan Agreement or otherwise in the Company’s records, or at such other address, facsimile number or electronic mail address as such Holder may designate by ten (10) days’ advance written notice to the other parties hereto or (b) if to the Company, to its address, facsimile number or electronic mail address set forth in the Loan Agreement and directed to the attention of its President, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the next business day following delivery to courier, on the date that is five (5) days following the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

3.10 Interpretation. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

3.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

3.12 Counterparts; Electronic Signatures. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, all of which together shall constitute one and the same instrument. The Company, Holders and any other party hereto may execute this Agreement by electronic means and each party hereto recognizes and accepts the use of electronic signatures and the keeping of records in electronic form by any other party hereto in connection with the execution and storage hereof. To the extent that this Agreement or any agreement subject to the terms hereof or any amendment hereto is executed, recorded or delivered electronically, it shall be binding to the same extent as though it had been executed on paper with an original ink signature, as provided under applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

3.13 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed by their duly authorized officers, as of the date, month and year first set forth above.

Company:

ACHIEVE LIFE SCIENCES, INC.

By:	/s/ John Bencich
Name:	John Bencich
Title:	Chief Executive Officer

Lender:

FIRST-CITIZENS BANK & TRUST COMPANY

By:	/s/ Peter Sletteland
Name:	Peter Sletteland
Title:	Managing Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Annex A

Plan of Distribution

Each selling stockholder of the shares and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares on the NASDAQ Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

Prior to such time that the selling stockholders offer and sell shares, we or such selling stockholders will provide a supplement to this prospectus that contains specific information about the selling stockholders. The supplement may also add, update or change information contained in this prospectus with respect to any offering of the shares. You should carefully read this prospectus and the applicable prospectus supplement before you invest in our common stock.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the shares or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume. The selling stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act of 1933, as amended. Each selling stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock.

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act of 1933, as amended.

Any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act of 1933, as amended may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the shares by the selling stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the selling stockholders without registration and without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended, any person engaged in the distribution of the shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act of 1933, as amended, or any similar rule).

Annex B

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Achieve Life Sciences, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a) Full Legal Name of Selling Securityholder

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes No

(b) If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes No

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Are you an Affiliate of a broker-dealer?

Yes No

(d) If you are an Affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes No

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Loan Agreement.

(a)
Type and amount of other securities beneficially owned by the Selling Securityholder as of [DATE]:

(b)
Type and amount of Registrable Securities to be registered:

5. Relationships with the Company:

Except as set forth below or in connection with the Associated Debt and the Registrable Securities, neither the undersigned nor any of its Affiliates, officers or directors has held any position or office or has had any other material relationship with the Company (or its predecessors or Affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to this questionnaire, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with the Resale Registration Statement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:

Beneficial Owner:

By:
Name:
Title: